[Graphic Omitted]

----------------------------------------------------
COLONIAL INTERMEDIATE TAX-EXEMPT FUND  ANNUAL REPORT
----------------------------------------------------

NOVEMBER 30, 1999

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

Persistent inflationary worries and rising interest rates made the 12-month period ended November 30, 1999 particularly difficult for bond investors. Signs that the U.S. economy was growing at a faster-than-expected pace, coupled with evidence of economic rebound in many economies overseas, sent bond yields higher early in the period. As yields rose, their prices slumped. Amid continued worries about inflation and the Federal Reserve Board's (Fed's) stance on interest rates, the market continued to struggle throughout most of the early months of 1999. Later in the period, the Fed raised short-term interest rates on three separate occasions by one-quarter of a percentage point each in June, August and November. Although many observers welcomed those rate hikes as important preemptive measures, the actions did little to soothe an already jittery bond market.

While municipal bonds were not immune to the effects of rising interest rates, they outpaced their U.S. Treasury counterparts during the period thanks to a backdrop of favorable supply and demand. Investors who had remained on the sidelines during much of 1998 when municipal bond yields were falling, came back to the market in 1999 to capture higher yields. Meanwhile, the supply of municipals dwindled considerably as issuers reduced their refunding, or refinancing, activity. Unlike 1998, 1999 did not offer issuers many opportunities to lock in lower rates.

The Fund's short-term returns reflected the difficulties the bond markets faced during the period. While past performance cannot predict future trends, it is important to keep a long-term perspective and remember that the Fund has provided above-average returns for the one- and five-year periods.(1)

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Intermediate Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    January 12, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Intermediate Municipal Debt Category was negative 0.84% for the 12 months ended November 30, 1999. The Fund's Class A shares were ranked in the second quartile for one year (43 out of 133) and in the first quartile for five years (19 out of 95).

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------
 Not FDIC    May Lose Value
 Insured     No Bank Guarantee
-------------------------------

----------
HIGHLIGHTS
----------

o  MUNICIPALS OUTPACED TREASURYS.

   While rising interest rates weighed on all types of U.S. bonds, municipals held up better than U.S. Treasurys. Increased investor demand as well as a lighter supply provided municipal bonds with a measure of protection against rising rates.

o  HIGHER-YIELDING BONDS PRESENTED ATTRACTIVE OPPORTUNITIES.

   As bond yields moved higher, higher-coupon, lower-quality bonds offered incrementally more yield than their lower-coupon, higher-quality counterparts. To lock in those higher yields, the Fund selectively purchased some lower-rated bonds at attractive prices.

o  FUND BECAME DEFENSIVE FOR THE SHORT TERM.

   In response to rising rates, the Fund adopted defensive short-term measures. That allowed the Fund to remain positioned for a longer-term decline in interest rates, while providing some insulation against higher rates. As a result, the Fund outperformed its Lipper peer group average over the 12-month period despite the difficult environment for bonds.

                    COLONIAL INTERMEDIATE TAX-EXEMPT FUND(1)
                     OUTPERFORMED LIPPER PEER GROUP AVERAGE

                               12/1/98 - 11/30/99

               Colonial Intermediate Tax-Exempt Fund         (0.33)%
               Lipper                                        (0.84)%
                                 Total Returns

(1) Class A shares without sales charge.


NET ASSET VALUE PER SHARE ON 11/30/99

Class A                                                                  $7.76
-------------------------------------------------------------------------------
Class B                                                                  $7.76
-------------------------------------------------------------------------------
Class C                                                                  $7.76
-------------------------------------------------------------------------------

DISTRIBUTIONS PER SHARE FROM 12/1/98 TO 11/30/99(1)

Class A                                                                 $0.345
-------------------------------------------------------------------------------
Class B                                                                 $0.293
-------------------------------------------------------------------------------
Class C                                                                 $0.329
-------------------------------------------------------------------------------

(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

--------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------

SEC YIELDS ON 11/30/99

Class A                                                                   4.18%
-------------------------------------------------------------------------------
Class B                                                                   3.66%
-------------------------------------------------------------------------------
Class C                                                                   4.12%
-------------------------------------------------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.48%, 2.94% and 3.66% for Class A, B and C shares, respectively.

TAXABLE-EQUIVALENT SEC YIELDS ON 11/30/99

Class A                                                                   6.92%
-------------------------------------------------------------------------------
Class B                                                                   6.06%
-------------------------------------------------------------------------------
Class C                                                                   6.82%
-------------------------------------------------------------------------------

Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

------------------------------------------------------------------------------

HELD
-------------------------------------------------------------------------------
California Foothill Eastern Transportation (1.80% of net assets) was refunded during the period.


BOND PRICES DECLINED AMID INFLATION WORRIES AND HIGHER INTEREST RATES
Bonds came under severe pressure during the past 12 months, amid worries about inflation and the Fed's stance on interest rates. Evidence that the U.S. economy was growing at a much faster-than-expected rate, coupled with economic recovery in key foreign economies, prompted investors to push bond yields higher and prices lower. In what were billed as preemptive strikes against potential, rather than actual, inflation, the Fed raised interest rates by three-quarters of a percentage point, or 0.75%, from June through November 1999. Despite the good intentions of those actions, they did little to prevent bonds' further slump. Municipal bond prices declined less than Treasurys, thanks to strong demand and reduced supply of tax-exempt bonds.

Against this unfavorable investment backdrop, the Fund's Class A shares returned negative 0.33% without sales charge for the 12 months ended November 30, 1999, outperforming its Lipper peer group average of negative 0.84% for the same period.

FUND ASSUMED DEFENSIVE STANCE
Although the market's reaction to interest rate hikes was negative, we maintained our belief that over a longer period, the Fed's preemptive strikes against inflation will slow economic growth and keep inflation in check. That scenario would provide a better investment environment and the opportunity for interest rates to move lower. So rather than restructuring the portfolio in response to what we viewed as temporary market difficulties, we reduced the portfolio's sensitivity to interest rate movements using more tactical, short-term strategies. By doing so, we were able to maintain our holdings in higher-yielding bonds that we think will serve the Fund well over time, while adding a measure of protection against rising rates.

FUND HELPED BY HIGHER-YIELDING BONDS
The Fund's holdings in higher-coupon, lower-rated bonds proved more resistant to rising rates than their lower-coupon, higher-rated counterparts and performed relatively well as a result. High-coupon bonds are less sensitive to interest rate movements because their added income helps cushion them against price declines. In particular, some of the Fund's housing and student loan bond holdings performed reasonably well. Individuals holding home and student loans are less likely to refinance or prepay their debt when interest rates are rising, which helps the performance of housing and student loan bonds.

FUND FOUND OPPORTUNITIES IN DIFFICULT MARKET
As interest rates rose, the difference in yield paid by lower- and higher-quality bonds expanded. In other words, investors were demanding more compensation, in the form of additional yield, for owning lower-quality bonds. This yield spread "widening" afforded us selected opportunities to add attractively priced high-yielding bonds to the Fund. In addition, we took advantage of market weakness to add bonds that have the potential to outperform if interest rates decline, including zero-coupon bonds (zeros). Unlike interest-paying bonds, zeros make no interest payments. Instead, they are sold at a discount to their par (face) value and their return to investors is their gradual appreciation to their par value over time. Zeros generally are more sensitive to interest rate movements than interest-paying bonds with comparable maturities.

FAVORABLE ECONOMIC OUTLOOK
We continue to look for moderate economic growth and low inflation. The interest rate hikes levied in 1999 appear already to have had some slowing effect on the economy. Meanwhile, productivity enhancements and technological advances have helped keep inflation under wraps. While the Fed may continue to raise interest rates over the short term, we believe those hikes will be preemptive strikes aimed at preventing increased inflation, rather than remedies to fight existing inflation. We believe that more moderate economic growth, coupled with low inflation will help set the stage for interest rates to move lower. If, however, inflation does surface and interest rates appear to be headed higher, we will make adjustments in response.

/s/ William C. Loring, Jr.

    William C. Loring, Jr.

William C. Loring, Jr. is portfolio manager of Colonial Intermediate Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc., the Advisor. Mr. Loring has managed the Fund since May 1993.

Effective December 1, 1999, William Loring will no longer manage the Fund. Mr. Loring will continue to manage various other Colonial tax-exempt funds. The Fund will be managed by Joanne T. Costopoulos, a senior vice president of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of the Advisor. Ms. Costopoulos has managed other tax-exempt funds with Stein Roe since 1991.

QUALITY BREAKDOWN
11/30/99 VS. 11/30/98

                           As of 11/30/99             As of 11/30/98
AAA                            55.8%                      53.2%
AA                             19.5%                      19.0%
A                              12.7%                       9.2%
BBB                             8.3%                      15.0%
BB                              0.4%                       0.4%
Not-rated                       1.5%                       2.4%
Cash equivalents                1.8%                       0.8%


MATURITY BREAKDOWN
AS OF 11/30/99

-------------------------------------------------------------------------------
0-1 year                                                   1.7%

-------------------------------------------------------------------------------
1-3 years                                                  5.2%
-------------------------------------------------------------------------------
3-5 years                                                 14.8%
-------------------------------------------------------------------------------
5-7 years                                                 22.7%
-------------------------------------------------------------------------------
7-10 years                                                21.5%
-------------------------------------------------------------------------------
10-15 years                                               28.5%
-------------------------------------------------------------------------------
15-20 years                                                3.8%
-------------------------------------------------------------------------------
Cash equivalents                                           1.8%
-------------------------------------------------------------------------------

Quality and maturity breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the Quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts, bond's and other conditions that affect a bonds maturity. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and maturity breakdowns in the future.

Tax-exempt investing offers tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of issues held in the Fund. The municipal bond management team identifies problems and opportunities and reacts quickly to market changes. High-yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds and changes in interest rates.

-----------------------
PERFORMANCE INFORMATION
-----------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE
CLASSES FROM 2/1/93 - 11/30/99

                                Without                      With
                                 sales                       sales
                                charge                      charge
-------------------------------------------------------------------------------
Class A                         $14,313                     $13,848
-------------------------------------------------------------------------------
Class B                         $13,693                     $13,693
-------------------------------------------------------------------------------
Class C                         $13,839                     $13,839
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 2/1/93 - 11/30/99

              Without        With     Lehman Brothers
               Sales        Sales        Municipal
              Charge        Charge       Bond Index
--------------------------------------------------------------------------------
 2/01/93     $10,000       $10,000       $10,000
11/30/93      10,495        10,421        10,490
11/30/94      10,171         9,813         9,939
11/30/95      11,656        11,605        11,818
11/30/96      12,266        12,024        12,512
11/30/97      13,038        12,836        13,411
11/30/98      13,933        13,706        14,453
11/30/99      13,848        13,313        14,814


The Lehman Brothers Municipal Bond Index (Lehman) is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index. Hypothetical performance of Lehman covers the period from 1/31/93 - 11/30/99.


AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/99

Share Class             A                     B                     B
Inception             2/1/93                2/1/93                8/1/97
-------------------------------------------------------------------------------
               Without      With       Without      With      Without     With
                Sales       Sales       Sales       Sales      Sales      Sales
                Charge      Charge      Charge      Charge     Charge     Charge
------------------------------------------------------------------------------
 1 year         (0.33)%    (3.57)%      (0.98)%     (4.80)%    (0.54)%   (1.49)%
-------------------------------------------------------------------------------
 5 years         6.42       5.72         5.73        5.73       5.95      5.95
-------------------------------------------------------------------------------
 Life            5.39       4.88         4.71        4.71       4.87      4.87
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99
------------------------------------------------------------------------------
Share Class             A                     B                     B
-------------------------------------------------------------------------------
               Without      With       Without      With      Without     With
                Sales       Sales       Sales       Sales      Sales      Sales
                Charge      Charge      Charge      Charge     Charge     Charge
------------------------------------------------------------------------------
 1 year         (0.34)%    (3.58)%      (0.98)%     (4.80)%    (0.54)%   (1.50)%
------------------------------------------------------------------------------
 5 years         5.77       5.08         5.09        5.09       5.30      5.30
 Life            5.51       4.99         4.83        4.83       4.98      4.98
------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 3.25% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charges of 4% for one year for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class with a similar expense structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B and Class C shares.

--------------------
INVESTMENT PORTFOLIO
--------------------
November 30, 1999
(In thousands)

MUNICIPAL BONDS - 96.8%                                                             PAR         VALUE
-------------------------------------------------------------------------------------------------------
EDUCATION - 4.6%
EDUCATION - 1.4%
IL State Development Finance Authority, Latin School of Chicago, Series 1998,
  5.200% 08/01/11                                                                  $    250    $    235
VT State Educational & Health Buildings Finance Agency, Norwich
  University,
  Series 1998,
  5.750% 07/01/13                                                                       100          97
                                                                                               --------
                                                                                                    332
                                                                                               --------
STUDENT LOANS - 3.2%
NM State Educational Assistance Foundation,
  Series 1 A,
  6.200% 12/01/01                                                                       390         402
TX Brazos Higher Educational Facilities Authority, Series 1992 A,
  6.600% 03/01/00                                                                       325         327
                                                                                               --------
                                                                                                    729
                                                                                               --------
-------------------------------------------------------------------------------------------------------
HEALTHCARE - 3.0%
HOSPITAL
AL East Health Care Authority, Health Care Facilities and Tax
  Anticipation Series 1993,
  5.625% 09/01/04                                                                        50          52
AR Baxter County, Baxter County Regional Hospital, Series 1999 B,
  5.375% 09/01/14                                                                       200         176
NY State Dormitory Authority, St. Clare's Hospital, Series 1998 B,
  4.900% 02/15/09                                                                       250         238
OH Green Springs, St. Francis Health Care Center, Series 1994 A,
  7.000% 05/15/04                                                                       100         102
TX Health Facilities Development Corporation Hospital, All Saints
  Episcopal Hospitals, Series 1993A,
  5.800% 8/15/04                                                                         80          83
TX Tarrant County Health Facilities Development Corp. Hospital, Fort
  Worth Osteopathic Hospital, Series 1993,
  5.800% 05/15/04                                                                        50          52
                                                                                               --------
                                                                                                    703
                                                                                               --------
-------------------------------------------------------------------------------------------------------
HOUSING - 5.7%
MULTI-FAMILY - 1.3%
MA State Housing Finance Agency,
  Series 1992 C,
  6.350% 05/15/03                                                                       200         208
NJ State Housing and Mortgage Finance Agency,
  6.500% 05/01/03                                                                        85          88
                                                                                               --------
                                                                                                    296
                                                                                               --------
SINGLE-FAMILY - 4.4%
MD Montgomery County Housing Commission,
  Series A,
  5.750% 07/01/13                                                                       225         226
NE State Investment Authority, Series C,
  5.650% 09/01/07                                                                       495         501
RI Housing and Mortgage Finance Corp., Homeownership Opportunity,
  Series 6-B:
  6.500% 04/01/03                                                                       100         103
  6.500% 10/01/03                                                                       200         206
                                                                                               --------
                                                                                                  1,036
                                                                                               --------
-------------------------------------------------------------------------------------------------------
INDUSTRIAL - 0.4%
MANUFACTURING
SC State Economic Development Authority, Caterpillar, Inc., Series
  1998,
  5.050% 06/01/08                                                                       100          95
                                                                                               --------
-------------------------------------------------------------------------------------------------------
OTHER - 14.3%
POOL/BOND BANK - 1.1%
MI State Municipal Bond Authority, Clean Water Revolving Fund, Series
  1998,
  5.250% 10/01/12                                                                       250         247
                                                                                               --------
REFUNDED/ESCROWED - 13.2% (a)
CA Foothill Eastern Transportation Corridor Corridor Agency, State Toll
  Road, Senior Lien, Series A,
  (b) 01/01/04                                                                          500         417
CA Sacramento Cogeneration Authority, Procter & Gamble Project,
  6.500% 07/01/14                                                                       500         555
HI Honolulu City & County, Series 1995,
  6.000% 11/01/10                                                                       135         145
IL State Health Facilities Authority, Edgewater Medical Center, Series
  A,
  9.250% 07/01/24                                                                        95         112
MI Dickinson County, Memorial
  Hospital System,
  7.625% 11/01/05                                                                       225         244
OH Cuyahoga County, Meridia Health System,
  6.300% 08/15/06                                                                       890         972
OH Olmstead Falls Local School District,
  6.850% 12/15/11                                                                       550         613
                                                                                               --------
                                                                                                  3,058
                                                                                               --------
-------------------------------------------------------------------------------------------------------
OTHER REVENUE - 1.2%
RECREATION - 0.4%
NY Hamilton Industrial Development Agency, Adirondack Historical
  Association,
  4.700% 11/01/08                                                                       100          94
                                                                                               --------
RETAIL - 0.8%
IA State Finance Authority, Mason City Shopping Center,
  8.500% 12/01/04                                                                        50          52
OH Lake County, North Madison Properties, Series 1993,
  8.069% 09/01/01                                                                        40          41
VA Virginia Beach Development Authority, SC Diamond Associates, Inc.,
  8.000% 12/01/10                                                                        75          80
                                                                                               --------
                                                                                                    173
                                                                                               --------
-------------------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.3%
DISPOSAL - 1.3%
IL Development Finance Authority, Waste Management, Inc., Series 1997,
  5.050% 01/01/10                                                                       250         212
MA State Industrial Finance Agency, Peabody Monofill Associates, Inc.,
  Series 1995,
  9.000% 09/01/05                                                                        75          79
                                                                                               --------
                                                                                                    291
                                                                                               --------
RESOURCE RECOVERY - 1.0%
MA State Industrial Finance Agency, Ogden Hill Project, Series 1998 A,
  5.450% 12/01/12                                                                       250         232
                                                                                               --------
-------------------------------------------------------------------------------------------------------
TAX-BACKED - 47.2%
LOCAL APPROPRIATED - 2.4%
AZ Phoenix Civic Improvement Corp., Waste Water Lease, Series 1993,
  5.750% 07/01/04                                                                        50          52
NC Greenville, Series 1998,
  5.000% 06/01/06                                                                       500         503
                                                                                               --------
                                                                                                    555
                                                                                               --------
LOCAL GENERAL OBLIGATIONS - 20.3%
AZ Maricopa County Unified School District N0. 69, Paradise Valley,
  Series 1995,
  6.350% 07/01/10                                                                       500         549
AZ Phoenix General Obligation,
  6.125% 07/01/03                                                                       250         264
CA Natomas Unified School District,
  Series 1999,
  5.850% 03/01/15                                                                       250         260
HI Honolulu City & County, Series 1995,
  6.000% 11/01/10                                                                       365         389
ID Kootenai County School District No. 271,
  6.000% 07/30/09                                                                       250         267
IL Chicago,
  6.300% 01/01/05                                                                       250         266
MI Berkley, City School District,
  7.000% 01/01/09                                                                       500         568
MN West St. Paul, Independent School District No. 197,
  (b) 02/01/04 (c)                                                                      500         410
NY New York City, Series 1997 A,
  7.000% 08/01/06                                                                       850         940
OH Oak Hills Local School District,
  5.650% 12/01/07                                                                       250         262
OH Strongsville,
  6.000% 12/01/06                                                                       500         530
                                                                                               --------
                                                                                                  4,705
                                                                                               --------
SPECIAL NON-PROPERTY TAX - 5.6%
GA Metropolitan Atlanta Rapid Transit Authority, Series 1998 A,
  6.250% 07/01/10                                                                     1,000       1,092
LA Sulphur Public Import Sales and Use Tax, Series 1993 ST,
  5.650% 04/01/04                                                                        50          52
NY State Local Government Assistance Corp., Series C,
  6.000% 04/01/12                                                                       150         158
                                                                                               --------
                                                                                                  1,302
                                                                                               --------
SPECIAL PROPERTY TAX - 1.3%
MI Detroit Downtown Development Authority, Area No. 1 Projects, Series
  1998 A,
  5.250% 07/01/12                                                                       300         295
                                                                                               --------
STATE APPROPRIATED - 9.8%
KS State Development Authority Lease Juvenile Detention Facility
  Project,
  Series 1992 H,
  5.750% 06/01/02                                                                        60          62
KY State Turnpike Authority Economic Development Revitalization
  Projects
  Series 1992,
  5.500% 01/01/01                                                                        50          51
NY New York Dorm Authority:
  New York City University,
  Series A, Series 1989 B,
  5.625% 07/01/16                                                                       500         501
State University of New York, Series 1989 B,
  7.100% 05/15/01                                                                       100         103
NY State Urban Development Corp.:
  5.750% 04/01/11                                                                       500         513
  6.250% 04/01/02                                                                       500         518
OH State Higher Education Commission,
  Series II B,
  5.750% 11/01/04 (c)                                                                   500         524
                                                                                               --------
                                                                                                  2,272
                                                                                               --------
STATE GENERAL OBLIGATIONS - 7.8%
CT State, Series 1997 A,
  5.125% 03/01/10                                                                       250         250
MA State, Series 1998 C,
  5.250% 08/01/12                                                                       500         493
NJ State, General Obligation, Series D,
  (b) 02/15/04                                                                           90          74

PR Commonwealth of Puerto Rico, Series 1999,
  5.000% 07/01/07                                                                  $    250    $    250
TX State, Series A,
  5.800% 10/01/04                                                                       500         526
WA State, Series B,
  6.000% 06/01/05                                                                       200         212
                                                                                               --------
                                                                                                  1,805
                                                                                               --------
-------------------------------------------------------------------------------------------------------
TRANSPORTATION - 8.8%
AIRPORT - 1.6%
CO Denver City & County Airport Airport System, Series 1992 C,
  6.250% 11/15/00                                                                        50          51
FL Greater Orlando Aviation Authority,
  Series 1999 A,
  5.250% 10/01/09                                                                       320         322
                                                                                               --------
                                                                                                    373
                                                                                               --------
TOLL FACILITIES - 4.9%
IN State Transportation Finance Authority,
  Series 1993 A,
  5.250% 06/01/09                                                                       600         605
OH State Turnpike Commission, Series 1996 A,
  6.000% 02/15/06 (c)                                                                   500         531
                                                                                               --------
                                                                                                  1,136
                                                                                               --------
TRANSPORTATION - 2.3%
DC Metropolitan Area Transit Authority,
  6.000% 07/01/07                                                                       250         266
WA Port of Seattle, Series A,
  6.000% 10/01/08                                                                       250         266
                                                                                               --------
                                                                                                    532
                                                                                               --------
-------------------------------------------------------------------------------------------------------
UTILITY - 9.3%
INVESTOR OWNED - 0.5%
MN Anoka County, Northern States Power Co.,
  Series 1998,
  4.600% 12/01/08                                                                       125         118
                                                                                               --------
JOINT POWER AUTHORITY - 0.4%
TX State Municipal Power Agency,
  (b) 09/01/15                                                                          250          99
                                                                                               --------
MUNICIPAL ELECTRIC - 3.6%
AZ Salt River Project, Agricultural Improvement & Power District,
  Series A:
  5.750% 01/01/07                                                                       250         262
  6.000% 01/01/05                                                                       500         528
WA Grant County Public Utilities District Number 002 Electric System,
  Series 1993 E,
  5.300% 01/01/03                                                                        50          51
                                                                                               --------
                                                                                                    841
                                                                                               --------
WATER & SEWER - 4.8%
AZ State Central Water Conservation District, Central Arizona Project,
  Series A,
  5.500% 11/01/08                                                                       250         259
TX Houston Water & Sewer System, Series C,
  5.900% 12/01/05                                                                       800         845
                                                                                               --------
                                                                                                  1,104
                                                                                               --------
TOTAL MUNICIPAL BONDS
  (cost of $22,132)                                                                              22,423
                                                                                               --------

OPTIONS - 0.1%                                                                     CONTRACTS
-------------------------------------------------------------------------------------------------------
March 1990 Treasury Bond Put, Strike Price 91.875, expiration 02/19/00                2,200          14
March 1998 Treasury Bond Call, Strike Price 98.00, expiration 02/19/00                1,800           5
                                                                                               --------
TOTAL OPTIONS
  (cost of $52)                                                                                      19
                                                                                               --------
TOTAL INVESTMENTS
  (cost of $22,184)(d)                                                                           22,442
                                                                                               --------

SHORT-TERM OBLIGATIONS - 1.7%                                                          PAR        VALUE
-------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (d)
CO State Educational & Cultural Facilities Authority, National Cable
  Televison Center, Series 1999,
  3.950% 10/01/06                                                                       200         200
IN State Hospital Equipment Finance Authority, Series A,
  3.900% 12/01/15                                                                       100         100
MI Flint Hospital Building Authority, Hurley Medical Center, Series
  1995 B,
  3.900% 07/01/15                                                                       100         100
                                                                                               --------
TOTAL SHORT-TERM OBLIGATIONS                                                                        400
                                                                                               --------

OTHER ASSETS & LIABILITIES, NET - 1.4%                                                              331
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                            $ 23,173
                                                                                               ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------------------------------

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S Government in an irrevocable trust, solely for the payment of the interest and principal.
(b) Zero coupon bond.
(c) This security, or a portion thereof, with a total market value of $1,147 is being used to collateralize open futures contracts.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1999.

Short futures contract open on November 30, 1999,

                                   PAR VALUE                                             UNREALIZED
                                   COVERED BY                 EXPIRATION                APPRECIATION
         TYPE                      CONTRACTS                    MONTH                   AT 11/30/99
-------------------------------------------------------------------------------------------------------
Treasury Bond                         $70                       March                        $8

See notes to financial statements.

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
November 30, 1999
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $22,184)                                  $22,442
Short-term obligations                                                   400
                                                                     -------
                                                                      22,842
                                                                     -------
Cash                                                      $  25
Receivable for:
  Interest                                                  408
  Expense reimbursement due from   Advisor                   36
  Investments sold                                           20
  Fund shares sold                                            2
Other                                                         1          492
                                                          -----      -------
  Total assets                                                        23,334

LIABILITIES
Payable for:
  Distributions                                              27
  Fund shares repurchased                                    78
  Variation margin on futures                                 2
Accrued:
  Management fee                                             10
  Bookkeeping fee                                             2
  Transfer agent fee                                          2
  Deferred Trustees fees                                      3
Other                                                        37
                                                          -----
  Total liabilities                                                      161
                                                                     -------
NET ASSETS                                                           $23,173
                                                                     -------
Net asset value & redemption price per share --
  Class A ($11,811/1,523)                                            $  7.76(a)
                                                                     -------
Maximum offering price per share --
  Class A ($7.76/0.9675)                                             $  8.02(b)
                                                                     -------
Net asset value & offering price per
  share -- Class B ($9,659/1,245)                                    $  7.76(a)
                                                                     -------
Net asset value & offering price per
share -- Class C ($1,703/219)                                        $  7.76(a)
                                                                     -------
COMPOSITION OF NET ASSETS
Capital paid in                                                      $23,210
Overdistributed net investment income                                     (9)
Accumulated net realized loss                                           (294)
Net unrealized appreciation on:
  Investments                                                            258
  Open futures contracts                                                   8
                                                                     -------
                                                                     $23,173
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more, the offering price is reduced.

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------
For the Year Ended November 30, 1999
(In thousands)

INVESTMENT INCOME
Interest                                                                $ 1,245

EXPENSES
Management fee                                              $  133
Service fee                                                     48
Distribution fee -- Class B                                     63
Distribution fee -- Class C                                      8
Transfer agent fee                                              36
Bookkeeping fee                                                 27
Trustees fee                                                     8
Custodian fee                                                    2
Audit fee                                                       33
Legal fee                                                        5
Registration fee                                                39
Reports to shareholders                                         11
Other                                                           21
                                                            ------
    Total expenses                                             434
Fees and expenses waived or borne by the Advisor             (167)

Fees waived by the Distributor -- Class C                      (6)
Custodian credits earned                                       (2)          259
                                                           -------      -------
Net Investment Income                                                       986

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                                 (60)
  Closed futures contracts                                      90
                                                           -------
    Net Realized Gain                                                        30
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                              (1,200)
  Open futures contracts                                        23
                                                           -------

    Net Change in Unrealized Appreciation/Depreciation                   (1,177)
                                                                        -------
Net Loss                                                                 (1,147)
                                                                        -------
Decrease in Net Assets from Operations                                  $  (161)
                                                                        -------
(a) Rounds to less than one.

See notes to financial statements.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(In thousands)

                                                     YEARS ENDED NOVEMBER 30
                                                     -------------------------
INCREASE (DECREASE) IN NET ASSETS                     1999            1998
------------------------------------------------------------------------------

OPERATIONS
Net investment income                                  $   986         $   908
Net realized gain                                           30              91
Net change in unrealized appreciation/depreciation      (1,177)            424
                                                       -------         -------
    Net Increase (Decrease) from Operations               (161)          1,423

DISTRIBUTIONS
From net investment income -- Class A                     (572)           (547)
In excess of net investment income -- Class A               --             (12)
From net investment income -- Class B                     (356)           (400)
In excess of net investment income -- Class B               --              (9)
From net investment income -- Class C                      (48)            (18)
In excess of net investment income -- Class C               --              (1)
                                                       -------         -------
                                                        (1,137)            436
                                                       -------         -------

FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                      3,921           5,396
Value of distributions reinvested -- Class A               366             340
Cost of shares repurchased -- Class A                   (5,911)         (2,258)
                                                       -------         -------
                                                        (1,624)          3,478
                                                       -------         -------
Receipts for shares sold -- Class B                      1,761             790
Value of distributions reinvested -- Class B               208             269
Cost of shares repurchased -- Class B                   (1,349)         (2,012)
                                                       -------         -------
                                                           620            (953)
                                                       -------         -------
Receipts for shares sold -- Class C                      1,127             864
Value of distributions reinvested -- Class C                29               9
Cost of shares repurchased -- Class C                     (264)           (112)
                                                       -------         -------
                                                           892             761
                                                       -------         -------
    Net Increase (Decrease) from Fund Share
      Transactions                                        (112)          3,286
                                                       -------         -------
    Total Increase (Decrease)                           (1,249)          3,722

NET ASSETS
Beginning of period                                     24,422          20,700
                                                       -------         -------
End of period (net of overdistributed net
  investment income of $9 and $20,
  respectively)                                        $23,173         $24,422
                                                       -------         -------
NUMBER OF FUND SHARES
Sold -- Class A                                            488             670
Issued for distributions reinvested -- Class A              46              42
Repurchased -- Class A                                    (739)           (279)
                                                       -------         -------
                                                          (205)            433
                                                       -------         -------
Sold -- Class B                                            219              98
Issued for distributions reinvested -- Class B              26              33
Repurchased -- Class B                                    (168)           (250)
                                                       -------         -------
                                                            77            (119)
                                                       -------         -------
Sold -- Class C                                            142             107
Issued for distributions reinvested -- Class C               3               1
Repurchased -- Class C                                     (33)            (14)
                                                       -------         -------
                                                           112              94
                                                       -------         -------

See notes to financial statements.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
November 30, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Intermediate Tax-Exempt (the Fund), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with moderate volatility, by pursuing current income exempt from federal income tax and opportunities for appreciation from a portfolio primarily invested in investment-grade, intermediate-term municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.55% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor is the Fund's principal underwriter. During the year ended November 30, 1999 the Fund has been advised that the Distributor retained net underwriting discounts of $20,325 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $2,410, $1,863 and $391 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.20% annually of the Fund's net assets as of 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.65% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.20% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,159 of custodian fees were reduced by balance credits applied during the year ended November 30, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended November 30, 1999, purchases and sales of investments, other than short-term obligations, were $3,636,339 and $3,979,219, respectively.

Unrealized appreciation (depreciation) at November 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                                $547,157
    Gross unrealized depreciation                                (289,294)
                                                                 --------
        Net unrealized appreciation                              $257,863
                                                                 ========

CAPITAL LOSS CARRYFORWARDS
At November 30, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

       YEAR OF EXPIRATION          CAPITAL LOSS CARRYFORWARD
       ------------------          -------------------------
              2003                         $ 90,000
              2007                           81,000
                                           --------
                                           $171,000
                                           --------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) EBARA offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1999.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED NOVEMBER 30, 1999
                                                               --------------------------------------------------
                                                                CLASS A              CLASS B              CLASS C
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 8.130              $ 8.130              $ 8.130
                                                                -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                         0.349                0.297                0.333(b)
Net realized and unrealized loss                                 (0.374)              (0.374)              (0.374)
                                                                -------              -------              -------
    Total from Investment Operations                             (0.025)              (0.077)              (0.041)
                                                                -------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.345)              (0.293)              (0.329)
                                                                -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                  $ 7.760              $ 7.760              $ 7.760
                                                                -------              -------              -------
Total return (c)(d)                                             (0.33)%              (0.98)%              (0.54)%(e)
                                                                -------              -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                      0.80%                1.45%                1.00%(b)
Net investment income (f)                                         4.35%                3.70%                4.15%(b)
Fees and expenses waived or borne by the Advisor (f)              0.69%                0.69%                0.69%
Portfolio turnover                                                  15%                  15%                  15%
Net assets at end of period (000)                               $11,811              $ 9,659              $ 1,703

(a) Net of fees and expenses waived or borne by the
    Adviser which amounted to:                                  $ 0.055              $ 0.055              $ 0.055
(b) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $.001 per share.

                                                                   YEARS ENDED NOVEMBER 30
                                ---------------------------------------------------------------------------------------------
                                                   1998                                               1997
                                -------------------------------------------         -----------------------------------------
                                  CLASS A           CLASS B         CLASS C           CLASS A         CLASS B       CLASS C(b)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $ 7.980          $ 7.980         $ 7.980           $ 7.880         $ 7.880         $ 8.000
                                   -------          -------         -------           -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)            0.357            0.304           0.341(c)          0.388           0.337           0.121
Net realized and unrealized
gain (loss)                          0.179            0.179           0.179             0.093           0.093          (0.019)(d)
                                   -------          -------         -------           -------         -------         -------
    Total from Investment
      Operations                     0.536            0.483           0.520             0.481           0.430           0.102
                                   -------          -------         -------           -------         -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income          (0.378)          (0.326)         (0.362)           (0.381)         (0.330)         (0.122)
In excess of net investment
  income                            (0.008)          (0.007)         (0.008)               --              --              --
                                   -------          -------         -------           -------         -------         -------
    Total Distributions
      Declared to Shareholders      (0.386)          (0.333)         (0.370)           (0.381)         (0.330)         (0.122)
                                   -------          -------         -------           -------         -------         -------
NET ASSET VALUE, END OF PERIOD     $ 8.130          $ 8.130         $ 8.130           $ 7.980         $ 7.980         $ 7.980
                                   -------          -------         -------           -------         -------         -------
Total return (e)(f)                  6.88%            6.17%           6.66%(g)          6.29%           5.60%           1.29%(h)
                                   -------          -------         -------           -------         -------         -------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                         0.74%            1.39%           0.94%(c)          0.60%           1.25%           0.80%(j)
Net investment income (i)            4.44%            3.79%           4.24%(c)          4.84%           4.19%           4.55%(j)
Fees and expenses waived or
  borne by the Advisor (i)           0.58%            0.58%           0.58%             0.85%           0.85%           0.97%(j)
Portfolio turnover                     10%              10%             10%               31%             31%             31%
Net assets at end of period
(000)                              $14,051          $ 9,504         $   867           $10,330         $10,269         $   101

(a) Net of fees and expenses
    waived or borne by the
    Advisor which amounted to:    $  0.047          $ 0.047         $ 0.047           $ 0.073         $ 0.073         $  0.073
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.036 per share and 0.45%.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in
    1998 and 1997 only.
(j) Annualized.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            YEARS ENDED NOVEMBER 30
                                                  ---------------------------------------------------------------------------
                                                                1996                                       1995
                                                  --------------------------------            -------------------------------
                                                    CLASS A              CLASS B                CLASS A             CLASS B
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 7.850              $ 7.850                $ 7.210             $ 7.210
                                                      -------              -------                -------             -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                               0.375                0.324                  0.387               0.338
Net realized and unrealized gain (loss)                 0.022                0.022                  0.641               0.641
                                                      -------              -------                -------             -------
    Total from Investment Operations                    0.397                0.346                  1.028               0.979
                                                      -------              -------                -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                             (0.367)              (0.316)                (0.388)             (0.339)
                                                      -------              -------                -------             -------
NET ASSET VALUE, END OF PERIOD                        $ 7.880              $ 7.880                $ 7.850             $ 7.850
                                                      -------              -------                -------             -------
Total return (b)(c)                                     5.23%                4.55%                 14.56%              13.82%
                                                      -------              -------                -------             -------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                0.60%(d)             1.25%(d)               0.36%               1.01%
Net investment income                                   4.75%(d)             4.10%(d)               5.03%               4.38%
Fees and expenses waived or borne by the Advisor        0.72%(d)             0.72%(d)               0.96%               0.96%
Portfolio turnover                                        20%                  20%                    69%                 69%
Net assets at end of period (000)                     $12,479              $13,080                $13,317             $14,820

(a) Net of fees and expenses waived or borne by
    the Advisor which amounted to:                    $ 0.057              $ 0.057                $ 0.074             $ 0.074
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are not of benefits received, if any.

-----------------------------------------------------------------------------------------------------------------------------
1999 FEDERAL TAX INFORMATION (UNAUDITED)

All of the distributions will be treated as exempt income for federal income tax purposes.
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST IV
AND THE SHAREHOLDERS OF COLONIAL INTERMEDIATE TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate Tax-Exempt Fund ("Fund"), a series of Liberty Funds Trust IV, formerly Colonial Trust IV, at November 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2000

TRUSTEES & TRANSFER AGENT

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (former Dean, Boston College School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Intermediate Tax-exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you. This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund.

This report has been prepared for shareholders of Colonial Intermediate Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
COLONIAL INTERMEDIATE TAX-EXEMPT FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed-income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed-income and equity investing.

NEWPORT      A leader in international investing.

STEIN ROE    Growth style equity investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

-----------------------------------------------------
COLONIAL INTERMEDIATE TAX-EXEMPT FUND   ANNUAL REPORT
-----------------------------------------------------

[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)2000
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com


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